UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/03/2009

Technitrol, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-05375

PA	23-1292472
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1210 Northbrook Drive, Suite 470, Trevose, PA 19053
(Address of principal executive offices, including zip code)

(215) 355-2900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On December 3, 2009, Technitrol filed amended and restated Articles of Incorporation with the Corporation Bureau of the Pennsylvania Department of State. The amended and restated Articles of Incorporation were approved by shareholders at Technitrol's annual shareholders meeting held on May 20, 2009. A full copy of the Articles of Incorporation highlighting the amendments being made was previously filed as part of the Proxy Statement distributed by Technitrol for the shareholders meeting. The Proxy Statement contains an explanation of the amendments.

The foregoing summary is not complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Articles of Incorporation of Technitrol, Inc. which are attached hereto as Exhibit 3.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Technitrol, Inc.

Date: December 03, 2009	By:	/s/ Drew A. Moyer
Drew A. Moyer
Sr. Vice President and CFO

EXHIBIT INDEX

Exhibit No.	Description
EX-3.1	Amended and Restated Articles of Incorporation